                                                                       Exhibit 7

                                POWER OF ATTORNEY


     The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ROSS D. FRIEND and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 7 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), on Form S-6 (Reg. No. 33-41838) of The American Franklin Life Life Insurance Company and Separate Account VUL-2 of The American Franklin Life Insurance Company in connection with the registration of units of interest in Separate Account VUL-2 issued under EquiBuilder II-TM- flexible premium variable life insurance policies, and (b) any and all amendments (including any further Post-Effective Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.

          Signature                          Title                              Date
          ---------                          -----                              ----

   /s/Earl W. Baucom
------------------------------
      Earl W. Baucom               Senior Vice President, Chief            February 12, 1997
                                   Financial Officer (principal
                                   financial officer and principal
                                   accounting officer) and Director

   /s/Robert M. Beuerlein
------------------------------
      Robert M. Beuerlein          Director                                February 12, 1997

   /s/Brady W. Creel
------------------------------
      Brady W. Creel               Director                                February 12, 1997


------------------------------
      Robert M. Devlin             Director                                _________, 1997

   /s/Ross D. Friend
------------------------------
      Ross D. Friend               Director and Secretary                  February 19, 1997

   /s/Robert J. Gibbons
------------------------------
      Robert J. Gibbons            Director and President
                                   (principal executive officer)           February 18, 1997


------------------------------
      Harold S. Hook               Director                                _________, 1997


------------------------------
      Jon P. Newton                Director                                _________, 1997

   /s/Gary D. Reddick
------------------------------
      Gary D. Reddick              Director                                February 19, 1997


------------------------------
      Peter V. Tuters              Director                                _________, 1997